iShares®
iShares Trust
Supplement dated September 23, 2025 (the “Supplement”)
to the currently effective Summary Prospectus and Prospectus for the iShares Russell 2000 BuyWrite ETF (IWMW) and iShares S&P 500 BuyWrite ETF (IVVW) (each, a “Fund”)
Effective immediately, the eighth paragraph of the Principal Investment Strategies section of each Fund will be replaced with the following:
The Fund expects to make monthly distributions consisting of the option premium received and any dividends received from the Underlying Fund, subject to an approximate cap of 2% of the Fund’s NAV at the time the distribution is being determined. The Fund also makes distributions from net investment income and realized securities gains without limit when such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) and to avoid the imposition of income or excise taxes on undistributed income or realized gains. The Fund is likely to distribute an amount greater than its earnings and profits, resulting in a return of capital.
If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-IWMW/IVVW-0925

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE